UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2011

DANVERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33896	04-3445675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Conant Street

Danvers, Massachusetts 01923
(Address of principal executive offices) (Zip code)

(978) 777-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

This Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the Agreement and Plan of Merger, dated as of January 20, 2011, by and between People’s United Financial, Inc. (“People’s United”) and Danvers Bancorp, Inc. (“Danvers”).

Settlement of Certain Litigation

As previously disclosed on page 70 of the definitive proxy statement/prospectus of Danvers dated April 1, 2011, included in People’s United’s Registration Statement on Form S-4, as amended, under the heading “The Merger—Litigation Relating to the Merger,” an action captioned In re Danvers Bancorp Inc. Shareholders Litigation was filed in the Delaware Court of Chancery and an action captioned Swift v. Bottomley et al. was filed in Massachusetts Superior Court, Suffolk County, and later transferred to the Business Litigation Session. Each action was filed on behalf of a putative class of Danvers stockholders against Danvers and its current directors and People’s United and was later amended.

The amended complaints generally allege, among other things, that (i) the Danvers directors breached their fiduciary duties by approving the merger, (ii) People’s United and Danvers aided and abetted such breaches and (iii) the proxy statement was deficient in that it failed to disclose certain information. The amended complaints seek, among other relief, injunctive relief, damages and attorneys’ fees. Danvers, the Danvers board of directors and People’s United deny any wrongdoing in connection with the proposed merger and maintain that they diligently and scrupulously complied with any and all fiduciary and other legal duties.

On April 22, 2011, the defendants entered into a memorandum of understanding with the In re Danvers Bancorp Inc. Shareholders Litigation plaintiffs regarding the settlement of that action. In connection with the settlement contemplated by the memorandum of understanding, Danvers has agreed to make certain additional disclosures related to the proposed merger, which are contained in this Form 8-K. The memorandum of understanding contemplates that the parties will seek to enter into a stipulation of settlement.

The stipulation of settlement will be subject to customary conditions, including court approval following notice to Danvers’ stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Delaware Court of Chancery will consider the fairness, reasonableness, and adequacy of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Delaware Court of Chancery will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may not be consummated.

Supplement to Definitive Proxy Statement

The information set forth below supplements the proxy statement/prospectus of Danvers dated April 1, 2011, and should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. Terms used below shall have the meanings set forth in the proxy statement/prospectus (unless otherwise defined below).

Background of the Merger

The following disclosure supplements the discussion on page 36 of the proxy statement/prospectus concerning the Massachusetts regulations restricting a potential acquiror’s ability to make an offer to acquire Danvers for three years following its conversion to stock form.

The referenced regulations can be found in the Code of Massachusetts Regulations at 209 CMR 33.08(6)(c).

The following disclosure supplements the discussion on pages 38 and 39 of the proxy statement/prospectus regarding certain projections provided by Endicott to the Danvers board of directors in connection with its January 13, 2011 meeting and the projections relied provided by Danvers to Sandler O’Neill as described on page 52 of the proxy statement/prospectus.

Endicott provided the Danvers board of directors with, among other information, financial projections it had prepared for the year ended December 31, 2011 and each of the four years thereafter for Danvers on a standalone basis.   In preparing these financial projections, in addition to discussions with Danvers’ management and analysis of publicly available data, Endicott relied on initial preliminary results of Danvers for the year ended December 31, 2010 which were provided by Danvers’ management.  These initial preliminary 2010 results were subsequently updated by management based on more complete information for the year ended December 31, 2010 as it became available, and the updated 2010 results were used to prepare the projections provided by management to Sandler O’Neill and the Danvers board of directors in connection with its approval of the merger with People’s United. The initial preliminary 2010 results provided to Endicott prior to the January 13 board meeting were higher than the updated preliminary 2010 results later provided by management to Sandler O’Neill. The projections prepared by Endicott were higher than the updated projections later provided by management to Sandler O’Neill, based on the revised preliminary 2010 results as well as other corrections, including the increased dividend rate that the Company adopted in the fourth quarter of 2010. The projections provided to Sandler O’Neill are set forth on pages 52-53 of the proxy statement/prospectus.

The following disclosure supplements the discussion on page 38 of the proxy statement/prospectus concerning the confirmation by Endicott of the indications of interest of People’s United, Bank A and Bank D between January 10, 2011 and January 12, 2011.

During this time, it was made clear to the investment bankers of People’s United, Bank A and Bank D that Danvers was entertaining multiple indications of interest proposing similar levels of merger consideration and that each of the banks was being given an opportunity to provide its best offer prior to the Danvers board meeting scheduled to be held on January 13, 2011.

The following disclosure supplements the discussion on page 39 of the proxy statement/prospectus concerning the determination of the board of directors to authorize management to proceed with negotiations with People’s United.

In consultation with Endicott, the board of directors believed that the offer it had received from People’s United was the highest offer People’s United would make and that it was in the best interests of the Danvers’ stockholders to evaluate that offer on an expedited basis.

The following disclosure supplements the discussion on page 40 and 41 of the proxy statement/prospectus concerning the factors considered by the board of directors of Danvers in reaching its decision to approve the merger agreement and related transactions.

The board of directors of Danvers also considered the fact that the termination fee set forth in the merger agreement was within a range of reasonable and customary termination fees for comparable transactions in the financial institutions industry.

The following disclosure supplements the discussion on pages 54 of the proxy statement/prospectus concerning the provision of future services to People’s United and People’s United Bank.

Except as described under “Future Services to People’s United and People’s United Bank”, no employment agreement or consulting relationship is contemplated between People’s United or People’s United Bank and Messrs. Bottomley, O’Neil or McCurdy.

*        *        *

Additional Information About this Transaction

In connection with the proposed merger, People’s United filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 on March 2, 2011 that includes a proxy statement of Danvers that also constitutes a prospectus of People’s United. People’s United filed an amendment to the Registration Statement on April 1, 2011. Danvers mailed the proxy statement/prospectus to its shareholders on or about April 8, 2011. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information. You may obtain a free copy of the definitive proxy statement/prospectus and other related documents filed by People’s United and Danvers with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Danver’s website at www.danversbank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in this Transaction

People’s United, Danvers and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Danvers’ stockholders in favor of the merger with Danvers. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Danvers stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus filed with the SEC. You can find information about the executive officers and directors of People’s United in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the SEC on March 7, 2011. You can find information about Danvers’ executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANVERS BANCORP, INC.

	By:	/s/ Michael W. McCurdy
	Name:	Michael W. McCurdy
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: April 25, 2011